Exhibit 10.6.1




DRAFT:

                   SEVENTH ISSUER CORPORATE SERVICES AGREEMENT

                             DATED 23RD MARCH, 2005

                     STRUCTURED FINANCE MANAGEMENT LIMITED

                                      AND

                           PERMANENT HOLDINGS LIMITED

                                      AND

                        PERMANENT FINANCING (NO. 7) PLC

                                      AND

                                  HALIFAX PLC

                                      AND

                              THE BANK OF NEW YORK



                              [ALLEN & OVERY LOGO]
                               ALLEN & OVERY LLP
                                     LONDON


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                                                       CONTENTS

CLAUSE                                                                                           PAGE

1.       Definitions and Interpretation..............................................................1
2.       Nomination of Directors Prior to Service of a Seventh Issuer Note Acceleration Notice.......2
3.       Nomination of Directors After Service of a Seventh Issuer Note Acceleration Notice..........3
4.       Provision of Corporate Administrative Services..............................................4
5.       Additional Services.........................................................................5
6.       Confidentiality.............................................................................5
7.       Remuneration, Costs and Expenses............................................................7
8.       Engagement of Third Parties.................................................................7
9.       Covenant by Holdings........................................................................7
10.      Undertakings by the Seventh Issuer..........................................................7
11.      Indemnity...................................................................................8
12.      Termination.................................................................................8
13.      Non-Assignment..............................................................................9
14.      Permitted Enforcement.......................................................................9
15.      The Security Trustee........................................................................9
16.      Notices.....................................................................................9
17.      Amendments.................................................................................10
18.      Invalidity.................................................................................10
19.      Non-Exclusive Appointment..................................................................10
20.      Contracts (Rights of Third Parties) Act, 1999..............................................10
21.      Counterparts...............................................................................10
22.      Delegation.................................................................................10
23.      Governing Law..............................................................................10
24.      Submission to Jurisdiction.................................................................10


Signatories.........................................................................................12

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         THIS SEVENTH ISSUER CORPORATE SERVICES AGREEMENT is made on 23rd March,
2005

BETWEEN:

(1) STRUCTURED FINANCE MANAGEMENT LIMITED (registered number 3853947) whose business address is at Blackwell House, Guildhall Yard, London EC2V 5AE (in its capacity as the SEVENTH ISSUER CORPORATE SERVICES PROVIDER);

(2) PERMANENT HOLDINGS LIMITED (registered number 4267664) whose registered office is at Blackwell House, Guildhall Yard, London EC2V 5AE (HOLDINGS);

(3) PERMANENT FINANCING (NO. 7) PLC (registered number 5330776) a public limited company incorporated under the laws of England and Wales whose registered office is at Blackwell House, Guildhall Yard, London EC2V 5AE (the SEVENTH ISSUER);

(4) HALIFAX PLC (registered number 02367076), a public limited company incorporated under the laws of England and Wales, whose registered office is at Trinity Road, Halifax, West Yorkshire HX1 2RG (HALIFAX); and

(5) THE BANK OF NEW YORK, a New York banking corporation whose London branch office is at 48th Floor, One Canada Square, London E14 5AL (in its capacities as the SECURITY TRUSTEE and as the NOTE TRUSTEE).

WHEREAS:

The Seventh Issuer Corporate Services Provider has agreed with the other parties to this Agreement to provide various corporate administration and personnel services to the Seventh Issuer on the terms and conditions contained in this Agreement.

IT IS HEREBY AGREED as follows:

1.       DEFINITIONS AND INTERPRETATION

         The amended and restated master definitions and construction schedule signed by, amongst others, the parties to this Agreement and dated 23rd March, 2005 (as the same may be amended, restated or supplemented from time to time with the consent of the parties to this Agreement) (the MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE) and the seventh issuer master definitions and construction schedule signed for the purposes of identification by Allen & Overy LLP and Sidley Austin Brown & Wood on 23rd March, 2005 (as the same may be amended, varied or supplemented from time to time with the consent of the parties to this Agreement) (the SEVENTH ISSUER MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE) are expressly and specifically incorporated into this Agreement and, accordingly, the expressions defined in the Master Definitions and Construction Schedule and the Seventh Issuer Master Definitions and Construction Schedule (as so amended, varied or supplemented from time to time) shall, except where the context otherwise requires and save where otherwise defined herein, have the meanings in this Agreement, including the Recitals hereto, and this Agreement shall be construed in accordance with the interpretation provisions set out in CLAUSE 2 (Interpretation and Construction) of the Master Definitions and Construction Schedule and the Seventh Issuer Master Definitions and Construction Schedule.

         In this Agreement each reference to a party shall be deemed to include its successors and permitted assigns. For this purpose SUCCESSOR means in relation to a party an assignee or

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          successor in title of such party or any person who, under the laws of its jurisdiction ofincorporation or domicile has assumed the rights and/or obligations of such party or to whom under such laws the same have been transferred.

2. NOMINATION OF DIRECTORS PRIOR TO SERVICE OF A SEVENTH ISSUER NOTE ACCELERATION NOTICE

2.1      ENTITLEMENT TO NOMINATE

         Prior to the service of a Seventh Issuer Note Acceleration Notice and for so long as this Agreement remains in force:

         (a) Halifax is entitled to, and shall, nominate one person willing to serve in the capacity of director of the Seventh Issuer (and, in each case, Halifax has nominated David Balai as its first nominee in such capacity);

         (b) the Seventh Issuer Corporate Services Provider is entitled to, and shall, nominate two persons willing to serve in the capacity of director of the Seventh Issuer (and, in each case, has nominated SFM Directors Limited (registered number 3920254) and SFM Directors (No. 2) Limited (registered number 4017430) as its first nominees in such capacity) and nothing herein shall prevent the Seventh Issuer Corporate Services Provider from nominating itself as a corporate director of the Seventh Issuer; and

         (c) the Seventh Issuer Corporate Services Provider will be entitled to, and shall, nominate one person willing to serve in the capacity of Company Secretary of the Seventh Issuer and has nominated SFM Corporate Services Limited (registered number 3920255) as its first nominee in such capacity.

2.2      APPOINTOR

         In relation to any person nominated or deemed to be nominated under CLAUSE 2.1 above or CLAUSE 2.3 below, whichever of Halifax or the Seventh Issuer Corporate Services Provider nominated that person is referred to below as that person's APPOINTOR.

2.3      RESIGNATION OR RETIREMENT OF DIRECTOR

         Each appointor hereby confirms to the other that, if the person nominated or deemed to be nominated by it should resign or retire or for any other reason cease to act as director of the Seventh Issuer, it will promptly:

         (a) procure that such director shall acknowledge in writing that he has no claim of any nature whatsoever against the Seventh Issuer;

         (b)   nominate another person willing to act in the relevant capacity;
               and

         (c) procure the consent of that other person to act in that capacity.

2.4      ACCEPTANCE OF APPOINTMENT AND PAYMENT

         Each appointor shall procure that each of the persons respectively nominated or deemed to be nominated by it from time to time as provided above accepts the relevant appointment and acts in the relevant capacity without fee or remuneration (including, for the avoidance of doubt, upon resignation or retirement) from the Seventh Issuer, save that nothing in this

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         Agreement shall prejudice the right of the Seventh Issuer Corporate
         Services Provider to be remunerated for its services under CLAUSE 7 (Remuneration, Costs and Expenses) below.

2.5      COMPOSITION OF BOARDS

         Holdings undertakes and agrees:

         (a) subject to CLAUSE 3.3 (Requests of the Security Trustee) that it shall exercise its rights as a shareholder of the Seventh Issuer and all rights and powers vested in it under the Articles of Association of the Seventh Issuer so as to procure that the board of directors of the Seventh Issuer comprises at all times one nominee of Halifax (provided that Halifax shall have nominated a person to such office) and two nominees of the Seventh Issuer Corporate Services Provider, as provided under CLAUSE 2.1 above; and

         (b) the Seventh Issuer Corporate Services Provider and Halifax shall procure that at all times a majority (by number) of the directors nominated by them under CLAUSE 2.1 above, for the Seventh Issuer will be resident in the UK (and not in any other jurisdiction) for the purposes of UK income tax.

3. NOMINATION OF DIRECTORS AFTER SERVICE OF A SEVENTH ISSUER NOTE ACCELERATION NOTICE

3.1      RIGHTS AND POWERS UPON SERVICE OF A SEVENTH ISSUER NOTE ACCELERATION
         NOTICE

         In the event that a Seventh Issuer Note Acceleration Notice is served on the Seventh Issuer, Holdings shall exercise its rights as the sole beneficial owner of all of the shares in the Seventh Issuer, and the rights and powers vested in it under the Articles of Association of the Seventh Issuer so as to procure that:

         (a) such new or additional directors of the Seventh Issuer as the Security Trustee shall direct shall be duly appointed; and

         (b) such of the directors nominated pursuant to CLAUSES 2.1 (Entitlement to Nominate) or 2.3 (Resignation or Retirement of Director) above as the Security Trustee requests shall tender their resignation, if so requested by the Security Trustee, and nothing shall prevent the Security Trustee from nominating itself for appointment as a director of the Seventh Issuer.

3.2      TERMS OF APPOINTMENT

         Any director nominated or appointed pursuant to CLAUSE 3.1 above shall be appointed upon such terms (including reasonable remuneration) as may be agreed in writing between the appointees and the Security Trustee.

3.3      REQUESTS OF THE SECURITY TRUSTEE

         For so long as Holdings is the beneficial holder of the whole of the issued share capital of the Seventh Issuer, and in the event (but only in the event) that the provisions of CLAUSE 3.1 above apply Holdings undertakes and agrees to comply with all requests of the Security Trustee as to:

         (a)   the exercise of its rights as shareholder of the Seventh Issuer;
               and

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         (b)   all rights and powers vested in it under the Articles of
               Association of the Seventh Issuer,

         in relation to the appointment and/or removal from office by Holdings of any of the directors of the Seventh Issuer.

3.4      RESIGNATION

         In the event that a Seventh Issuer Note Acceleration Notice is served on the Seventh Issuer, any appointment of a director in office at such time validly made pursuant to CLAUSES 2.1 (Entitlement to Nominate) or
         2.3 (Resignation or Retirement of Director) above shall continue to be effective in accordance with the provisions of this Agreement unless and until such director has resigned pursuant to Clause 3.1(B) above.

3.5      NO RECOURSE

         The obligations of the parties hereto under this Agreement are solely the corporate obligations of each of the parties.

         No recourse shall be had in respect of any obligation or claim arising out of or based upon this Agreement against any employee, officer or director of any of the parties hereto, save where the claim, demand, liability, cost or expense in connection therewith arises from the gross negligence, wilful default or breach of duty of such employee, officer or director of the respective party.

4.       PROVISION OF CORPORATE ADMINISTRATIVE SERVICES

         Until termination of this Agreement pursuant to CLAUSE 12 (Termination), the Seventh Issuer Corporate Services Provider shall provide all general company secretarial, registrar and company administration services (the Corporate Services) required by the Seventh Issuer including, without limitation, the following:

         (a) procuring the preparation and keeping of the accounts of the Seventh Issuer by Halifax and such books and records as are required by any applicable law or otherwise to be kept by the Seventh Issuer for the proper conduct of the affairs of the Seventh Issuer. For the avoidance of doubt the Seventh Issuer Corporate Services Provider shall not be responsible for (i) maintaining the accounting records or (ii) drawing up draft accounts in preparation for the annual audit of the Seventh Issuer;

         (b) providing all necessary staff and facilities for the Seventh Issuer, including the provision of registered office accommodation for the Seventh Issuer (which shall as at the date of this Agreement be at Blackwell House, Guildhall Yard, London EC2V 5AE);

         (c) the maintenance and safe-keeping of the register of shareholders and corporate records in accordance with the Articles of Association and the Companies Act 1985, issuing share certificates, and effecting share transfers and filing (insofar as the relevant board of directors have duly approved, signed and delivered the same and monies in respect of applicable fees are made available to the company secretary) any applicable statutory returns and tax filings in England and Wales;

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         (d)   the convening of the annual shareholders' meeting and the annual meeting of the directors' of the Seventh Issuer providing facilities for holding the said meetings and preparing and keeping minutes of the said meetings;

         (e) accepting services of process and any other documents or notices to be served on the Seventh Issuer and prompt notification to the Seventh Issuer of any legal proceedings initiated of which the company secretary becomes aware;

         (f) as and when requested by a director of the Seventh Issuer, the company secretary of the Seventh Issuer or the auditors of the Seventh Issuer, deliver to such person such information in connection with the Seventh Issuer as may be in the possession of the Seventh Issuer Corporate Services Provider or as may be reasonably obtainable by it;

         (g) as and when requested under the terms of any agreements to which the Seventh Issuer is party, the delivery to any person entitled to it under such terms of such information or documents which is
               (i) provided for under such agreements, and (ii) in the possession of the Seventh Issuer Corporate Services Provider or is reasonably obtainable by it;

         (h) the response to company correspondence and the communication thereof with directors and shareholders as necessary;

         (i) at the request of the relevant board of directors, prepare and forward to the shareholders of such Seventh Issuer all statements and notices which the board of directors is required to issue, send or serve in accordance with the Articles of Association;

         (j) give, at the request of the board of directors, any directions and information to any providers or services (such as auditors, accountants, financial or management advisers or attorneys) or other agents appointed by the board of directors pursuant to the Articles of Association; and

         (k) use of its best efforts to cause the Seventh Issuer (to the extent that the Seventh Issuer has sufficient funds and other resources and is otherwise able to do so) to comply with its obligations under any agreement by which the Seventh Issuer is bound and under all relevant laws.

5.       ADDITIONAL SERVICES

         The Seventh Issuer Corporate Services Provider may agree with the Note Trustee and/or the Security Trustee to provide certain other supplementary services which the Seventh Issuer, the Note Trustee and/or the Security Trustee may from time to time request the Seventh Issuer Corporate Services Provider to carry out, or that the Corporate Service Provider deems necessary as being ancillary to the statutory duties of the Directors nominated by the Seventh Issuer Corporate Services Provider (ADDITIONAL SERVICES).

6.       CONFIDENTIALITY

         The Seventh Issuer Corporate Services Provider shall not, and hereby undertakes to procure that each person nominated or deemed to be nominated as director or company secretary of the Seventh Issuer by it pursuant to CLAUSE 2 (Nomination of Directors Prior to Service of a Seventh Issuer Note Acceleration Notice) and any agent nominated by it pursuant to this Agreement shall not, and that Holdings shall not at any time disclose to any person, firm or

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         company whatsoever, and shall treat as confidential, any information relating to the business, finances or other matters of Halifax, or the Seventh Issuer, which such person may have obtained as a result of (in the case of the Seventh Issuer Corporate Services Provider) its role under this Agreement or as employer or principal to any such director, shareholder or agent and (in the case of any such director, shareholder or agent) his or its position as director, shareholder or agent of the Seventh Issuer, or otherwise have become possessed, and the Seventh Issuer Corporate Services Provider shall use its best endeavours to prevent any such disclosure, provided however that the provisions of this CLAUSE 6 shall not apply:

         (a) to the disclosure of any information already known to the recipient otherwise than as a result of a breach of this CLAUSE 6;

         (b) to the disclosure of any information which is or becomes public knowledge otherwise than as a result of such disclosure being made in breach of this CLAUSE 6, or as a result of the unauthorised or improper conduct of the recipient;

         (c) to the extent that disclosure is required pursuant to any law or order of any court or pursuant to any direction, request or requirement (whether or not having the force of law) of any central bank or any governmental or other regulatory or taxation authority (including, without limitation, any official bank examiners or regulators or the Financial Services Authority in its capacity as the UK Listing Authority);

         (d) to the disclosure of any information to professional advisers to, or agents of, the Seventh Issuer Corporate Services Provider, Halifax or any of the Rating Agencies who receive the same under a duty of confidentiality;

         (e) to the disclosure of any information with the consent of all the parties hereto or to the Note Trustee;

         (f) to the disclosure of any information in respect of the Seventh Issuer to the Security Trustee; and

         (g) to disclosure on behalf of the Seventh Issuer of any information required by the terms of any Transaction Documents to which the Seventh Issuer is now or becomes a party, to the persons to whom such disclosure is required by the terms of the relevant Transaction Document, and the Seventh Issuer Corporate Services Provider hereby agrees to indemnify and hold harmless Halifax, the Security Trustee and the Seventh Issuer on an after tax basis for all losses, damages, expenses, costs, claims and charges arising from or caused by any disclosure of information by any of the Seventh Issuer Corporate Services Provider or any agent appointed by it or any director nominated or deemed to be nominated by it or any agent appointed by it, which disclosure is made contrary to the provisions of this CLAUSE 6.

         Upon termination of this Agreement pursuant to CLAUSE 12 (Termination), Holdings, the Seventh Issuer Corporate Services Provider, any of its agents and each person nominated or deemed nominated by the Seventh Issuer Corporate Services Provider as Director of the Seventh Issuer (regardless of whether or not such a person shall still be in office) shall forthwith deliver (and in the meantime hold on trust for, and to the order of Halifax) to Halifax, or as Halifax shall direct, the information described in this CLAUSE 6 in their possession or under their control howsoever held.

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7.       REMUNERATION, COSTS AND EXPENSES

         Until termination of this Agreement pursuant to CLAUSE 12 (Termination), the Seventh Issuer Corporate Services Provider shall be entitled to remuneration under this Agreement in accordance with a fee letter of even date hereof (the SEVENTH ISSUER CORPORATE SERVICES FEE LETTER).

         The remuneration payable pursuant to this CLAUSE 7 shall be borne by the Seventh Issuer and payable in accordance with the terms of the Seventh Issuer Corporate Services Fee Letter.

         The Seventh Issuer, the Note Trustee and the Security Trustee agree that the Seventh Issuer Corporate Services Provider is not required to advance, expend or use its own funds or otherwise incur any liability on its own account in the provision of the Corporate Services or the Additional Services.

         Subject to the timely receipt of funds from Funding 1, the Seventh Issuer Corporate Services Provider undertakes, if requested, to pay in a timely manner, on behalf of the Seventh Issuer, all operational costs incurred by the Seventh Issuer in relation to this Agreement.

         Such operational costs shall include legal and auditor's fees, telex, stationery, facsimile and telephone costs and other fees or expenses payable to administer the Seventh Issuer and to maintain that the Seventh Issuer is in existence and duly registered.

8.       ENGAGEMENT OF THIRD PARTIES

         The Seventh Issuer Corporate Services Provider may appoint agents to perform any of the duties to be performed by the Seventh Issuer Corporate Services Provider, provided that the Seventh Issuer Corporate Services Provider remains liable for the performance of any duties by any agent as if such duty had been performed by the Seventh Issuer Corporate Services Provider itself.

         The Seventh Issuer Corporate Services Provider shall not be liable for any loss to the Seventh Issuer arising from the negligence, fraud or wilful misconduct of any delegate appointed pursuant to this CLAUSE 8 in the event that the Seventh Issuer has given its written consent to such appointment, except to the extent such loss is caused by the gross negligence, wilful default, dishonesty or fraud of the Seventh Issuer Corporate Services Provider.

9.       COVENANT BY HOLDINGS

         Holdings hereby covenants with the Security Trustee that it shall not sell, charge, exchange, transfer or otherwise deal in the shares which it holds in the Seventh Issuer at any time prior to the Final Redemption relating to the Seventh Issuer without the prior written consent of the Security Trustee.

10.      UNDERTAKINGS BY THE SEVENTH ISSUER

         The Seventh Issuer hereby undertakes to:

         (a)   hold all of its board meetings in the UK;

         (b) ensure all of its directors are and will remain residents in the UK for UK tax purposes;

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         (c)   ensure that the Seventh Issuer is centrally managed and
               controlled in the UK for UK tax purposes; and

         (d) apply in its statutory accounts either an authorised accruals method of accounting for the purposes of Section 156(4) of the Finance Act 1994, Section 85 of the Finance Act 1996 and Sections 83(1), 83(2) and 83(4) of the Finance Act 2002, or, after Section 52 of the Finance Act 2004 has effect in relation to the Seventh Issuer, UK generally accepted accounting practice within the meaning of Section 50 of the Finance Act 2004.

11.      INDEMNITY

         The Seventh Issuer shall, on written demand of the Seventh Issuer Corporate Services Provider, indemnify and hold harmless the Seventh Issuer Corporate Services Provider and any officer provided by the Seventh Issuer Corporate Services Provider and any of the directors, officers, employees and agents of the Seventh Issuer Corporate Services Provider at the time of such demand, against any liabilities, actions, proceedings, claims or demands whatsoever which it or any of them may incur or be subject to in direct consequence of this Agreement or as a direct result of the performance of the functions and obligations provided for under this Agreement except as a result of:

         (i) a breach by the Seventh Issuer Corporate Services Provider of this Agreement; or

         (ii) the gross negligence, wilful default, dishonesty or fraud of the Seventh Issuer Corporate Services Provider, any officer which is provided by the Seventh Issuer Corporate Services Provider or any of the directors, officers, employees or agents of the Seventh Issuer Corporate Services Provider, as the case may be.

         This indemnity shall expressly inure to the benefit of any director, officer, employee or agent existing or future of the Seventh Issuer Corporate Services Provider. The termination of this Agreement shall not affect the rights and obligations of the parties arising under this CLAUSE 11 prior to such termination.

12.      TERMINATION

         (a) In respect of rights and obligations relating to the Seventh Issuer under this Agreement, such rights and obligations shall terminate automatically on the date falling 90 days after all Seventh Issuer Secured Obligations are discharged in full.

         (b) This Agreement shall terminate automatically on the date falling 90 days after the termination of the Mortgages Trust Deed.

         (c) Notwithstanding CLAUSES 12(A) and 12(B), the Seventh Issuer may terminate the appointment of its directors or any of them at any time in accordance with the provisions set down in its Articles of Association.

         (d) The Seventh Issuer Corporate Services Provider may terminate this Agreement by not less than 90 days' prior written notice to each of the parties to this Agreement. Such termination shall take effect on the date of expiry of the notice or such longer period as the parties may agree.

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13.      NON-ASSIGNMENT

         The rights and obligations of the parties hereto are personal and, save in the case of the Seventh Issuer in accordance with the Seventh Issuer Deed of Charge, shall not be capable of assignment, except with the consent of the Security Trustee.

14.      PERMITTED ENFORCEMENT

         Save as permitted by the Seventh Issuer Deed of Charge, each of Halifax and the Seventh Issuer Corporate Services Provider agree with the Seventh Issuer that it shall not take any steps for the purpose of recovering any sum under or in connection with this Agreement and shall not in any event take any steps to procure the winding-up, administration (including, for the avoidance of doubt, the filing of documents with the court or the service of a notice of intention to appoint an administrator) or liquidation of the Seventh Issuer on any account whatsoever.

15.      THE SECURITY TRUSTEE

         The Security Trustee has agreed to become a party to this Agreement for the better preservation and enforcement of its rights under this Agreement but shall have no obligation or liability whatsoever to the Seventh Issuer Corporate Services Provider or the Seventh Issuer under or arising from or by virtue of the Security Trustee joining as a party to this Agreement.

16.      NOTICES

         Any notices to be given pursuant to this Agreement to any of the parties hereto shall be sufficiently served if sent by prepaid first class post or facsimile transmission and shall be deemed to be given (in the case of facsimile transmission) when despatched or (in the case of first class post) when it would be received in the ordinary course of the post and shall be sent:

         (a) in the case of Halifax to: Trinity Road (LP/3/3/SEC), Halifax, West Yorkshire HX1 2RG (facsimile number +44 (0)113 235 7511) for the attention of the Head of Mortgage Securitisation, with a copy to HBOS Treasury Services plc, 33 Old Broad Street, London EC2N 1HZ, facsimile number: +44 (0)20 7574 8303, for the attention of the Head of Mortgage Securitisation and Covered Bonds;

         (b) in the case of the Seventh Issuer and Holdings to: Blackwell House, Guildhall Yard, London EC2V 5AE (facsimile number +44
               (0)20 7556 0975) for the attention of the Secretary;

         (c) in the case of the Seventh Issuer Corporate Services Provider to: Blackwell House, Guildhall Yard, London EC2V 5AE (facsimile number +44 (0)20 7556 0975) for the attention of the Directors; and

         (d) in the case of the Security Trustee or the Note Trustee to: The Bank of New York, 48th Floor, One Canada Square, London E14 5AL (facsimile number +44 (0)20 7964 6399) for the attention of Global Structured Finance - Corporate Trust, or to such other address or facsimile number or for the attention of such other person or entity as may from time to time be notified by any party to the others by written notice in accordance with the provisions of this CLAUSE 16.

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17.      AMENDMENTS

         Subject to CLAUSE 23.6 of the Seventh Issuer Deed of Charge, any amendments to this Agreement will be made only with the prior written consent of each party to this Agreement.

18.      INVALIDITY

         The invalidity or enforceability of any part of this Agreement shall not prejudice or affect the validity or enforceability of the remainder.

19.      NON-EXCLUSIVE APPOINTMENT

         The Seventh Issuer Corporate Services Provider shall be entitled to provide services of a like nature to those to be provided by the Seventh Issuer Corporate Services Provider under this Agreement to any other person. The Seventh Issuer Corporate Services Provider shall not be deemed to be affected with notice of or to be under any duty to disclose to the Seventh Issuer any fact or matter which may come to the notice of the Seventh Issuer Corporate Services Provider or any employee in the course of the Seventh Issuer Corporate Services Provider rendering similar services to other persons in the course of business in any other capacity or in any manner whatsoever otherwise than in the course of carrying out its duties hereunder.

20.      CONTRACTS (RIGHTS OF THIRD PARTIES) ACT, 1999

         Except as otherwise provided in CLAUSE 13 (Non-Assignment), a person who is not a party to this Agreement has no rights under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Agreement, but this does not affect any right or remedy of a third party which exists or is available apart from that Act.

21.      COUNTERPARTS

         (a) This Agreement may be executed in any number of counterparts (manually or by facsimile), and by the parties on separate counterparts, but shall not be effective until each party has executed at least one counterpart.

         (b) Each counterpart shall constitute an original, but all the counterparts shall together constitute but one and the same instrument.

22.      DELEGATION

         The Seventh Issuer Corporate Services Provider shall have the power to delegate its rights and duties in respect of its appointment as the secretary of the Seventh Issuer to such person as the Seventh Issuer and the Security Trustee may approve, notwithstanding which the Seventh Issuer Corporate Services Provider shall remain liable hereunder for any act or omission of any such delegate if such act or omission were its own.

23.      GOVERNING LAW

         This Agreement is governed by, and shall be construed in accordance with, the laws of England.

24.      SUBMISSION TO JURISDICTION

         Each party to this Agreement hereby irrevocably submits to the non-exclusive jurisdiction of the English courts in any action or proceeding arising out of or relating to this Agreement, and

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

         hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined by such courts. Each party to this Agreement hereby irrevocably waives, to the fullest extent it may possibly do so, any defence or claim that the English courts are an inconvenient forum for the maintenance or hearing of such action or proceeding.

IN WITNESS WHEREOF the parties hereto have executed this Agreement on the date first mentioned above.

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


                                                     SIGNATORIES

SEVENTH ISSUER CORPORATE SERVICES PROVIDER

SIGNED by                                        )
for and on behalf of                             )
STRUCTURED FINANCE                               )
MANAGEMENT LIMITED                               )        ...........................................


HOLDINGS

SIGNED by                                        )
for and on behalf of                             )
PERMANENT HOLDINGS LIMITED                       )        ............................................


SEVENTH ISSUER

SIGNED by                                        )
for and on behalf of                             )
PERMANENT FINANCING (NO. 7) PLC                  )         ............................................


HALIFAX

SIGNED by                                        )          ............................................
as attorney for and on behalf of                 )
HALIFAX PLC                                      )      (as attorney as aforesaid)


Witness's Signature: .......................

Name:                .......................

Address:             .......................


SECURITY TRUSTEE AND NOTE TRUSTEE

SIGNED by                                        )
for and on behalf of                             )
THE BANK OF NEW YORK                             )           ...........................................



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